United States

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2016

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

 3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2016, BNC Bancorp (the “Company”) issued a press release announcing the completion of the merger on June 17, 2016 of Southcoast Financial Corporation (“Southcoast”) with and into the Company, and Southcoast Community Bank, a wholly-owned subsidiary of Southcoast, with and into Bank of North Carolina, a wholly-owned subsidiary of the Company, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated August 14, 2015, by and between Southcoast and the Company, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

No.	Description
99.1	Press Release dated June 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BNC BANCORP

By:	/s/ David B. Spencer
Name:	David B. Spencer
Title:	Senior Executive Vice President and
Chief Financial Officer

Date: June 17, 2016